ACQUISITIONS	12 Months Ended
Dec. 31, 2024
Business Combination, Asset Acquisition, and Joint Venture Formation [Abstract]
ACQUISITIONS	ACQUISITIONS
During the year ended December 31, 2024, the Company acquired consolidated and minority-owned businesses. The aggregate cash paid, net of cash acquired, totaled $10.9 billion. Acquisitions are recorded using the acquisition method of accounting in accordance with ASC 805. As a result, the aggregate purchase price has been allocated to assets acquired and liabilities assumed based on the estimate of fair market value of such assets and liabilities at the date of acquisition. The excess purchase price over the estimated fair value of net assets acquired is recognized as goodwill.

Viessmann Climate Solutions

On January 2, 2024, the Company completed the acquisition of the VCS Business from Viessmann for total consideration of $14.2 billion. The purchase price consisted of (i) $11.2 billion in cash and (ii) 58,608,959 shares of the Company's common stock, subject to certain lock-up provisions and anti-dilution protection. The Company funded the cash portion of the purchase price with a combination of cash on hand, net proceeds from the USD Notes and Euro Notes and borrowings under the Delayed Draw Facility and the 60-day Loan.

The VCS Business develops intelligent, integrated and sustainable technologies, including heat pumps, boilers, photovoltaic systems, home battery storage and digital solutions, primarily for residential customers in Europe. The Company believes that secular trends in these areas will drive significant, sustained future growth. In addition, the Company anticipates realizing significant operational synergies including savings through supplier rationalization and leverage, reduced manufacturing costs and lower general and administrative costs. Longer term, the Company expects to benefit from synergies related to service revenue expansion, leverage of distribution channels and cross-selling opportunities.

The components of the purchase price are as follows:

(In millions)	January 2, 2024
Cash	$11,156
Common shares (58,608,959 shares at $51.20 per share)	3,001
Total consideration	$14,157
The preliminary allocation of the purchase price is as follows:

(In millions)	Preliminary January 2, 2024	Measurement Period Adjustments	As Adjusted January 2, 2024
Cash and cash equivalents	$394	$(1)	$393
Accounts receivable	408	5	413
Inventories	948	(28)	920
Other current assets	17	—	17
Fixed assets	913	6	919
Intangible assets	6,640	5	6,645
Other assets	284	15	299
Accounts payable	(288)	(2)	(290)
Other liabilities, current	(626)	(37)	(663)
Future income tax obligations	(1,825)	15	(1,810)
Other liabilities	(284)	(17)	(301)
Total identifiable net assets	6,581	(39)	6,542
Goodwill	7,576	31	7,607
Total consideration	$14,157	$(8)	$14,149

The excess purchase price over the estimated fair value of the net identifiable assets acquired was recognized as goodwill and totaled $7.6 billion, which is not deductible for tax purposes. Accounts receivable and current liabilities were stated at their historical carrying value, which approximates fair value given the short-term nature of these assets and liabilities. The estimate of fair value for inventory and fixed assets was based on an assessment of the acquired assets' condition as well as an evaluation of the current market value of such assets.

The Company recorded intangible assets based on its estimate of fair value which consisted of the following:

(In millions)	Estimated Useful Life (in years)	Intangible Assets Acquired
Customer relationships	17	$4,787
Technology	10 - 20	1,051
Trademark	40	679
Backlog	1	123
Other	50	5
Total intangible assets acquired		$6,645

The valuation of intangible assets was determined using an income approach methodology including the multi-period excess earnings method and the relief from royalty method. Key assumptions used in estimating future cash flows included projected short-term revenue growth rates, research and development expenses, EBITDA margins, income tax rates, discount rates, customer attrition rates, royalty rates, contributory asset charge and obsolescence rates among others. The projected future cash flows are discounted to present value using an appropriate discount rate. The Company finalized the process of allocating the purchase price and valuing the acquired assets and liabilities during the year ended December 31, 2024.

The Company incurred $40 million of acquisition-related costs during 2024. During 2023, $80 million of acquisition-related costs were incurred. These acquisition costs are reflected within Selling, general and administrative in the Consolidated Statement of Operations.
The assets, liabilities and results of operations of the VCS Business are consolidated in the accompanying Consolidated Financial Statements as of the date of acquisition and primarily reported within the Company's Climate Solutions Europe segment.

The following table summarizes the results of the VCS Business since the date of acquisition:

(In millions)	2024
Net sales	$3,266
Net earnings (loss)	(400)

The financial results of the VCS Business includes amortization of the step-up to fair value of inventory and backlog as well as intangible amortization totaling $834 million for the year ended December 31, 2024.

Unaudited Pro Forma Financial Information

The following unaudited pro forma financial information is presented to illustrate the estimated effects of the acquisition of the VCS Business as if the business combination had occurred on January 1, 2023:

(In millions)	2024	2023
Net sales	$22,486	$23,342
Net earnings (loss)	1,272	1,163

The pro forma amounts include the historical operating results of the Company and the VCS Business prior to the acquisition, with adjustments directly attributable to the acquisition including amortization of the step-up to fair value of inventory and amortization expense of acquired intangible assets. The unaudited pro forma financial information is not necessarily indicative of the results of operations that actually would have been achieved had the acquisition of the VCS Business been consummated as of the dates indicated, nor is it indicative of any future results. In addition, the unaudited pro forma financial information does not reflect the expected realization of any synergies or cost savings associated with the acquisition.

Toshiba Carrier Corporation

On February 6, 2022, the Company entered into a binding agreement to acquire a majority ownership interest in TCC for $920 million. TCC, a VRF and light commercial HVAC joint venture between Carrier and Toshiba Corporation, designs and manufactures flexible, energy-efficient and high-performance VRF and light commercial HVAC systems as well as commercial products, compressors and heat pumps. The acquisition included all of TCC’s advanced research and development centers and global manufacturing operations, product pipeline and the long-term use of Toshiba’s iconic brand. The acquisition was completed on August 1, 2022 and funded through the Japanese Term Loan Facility and cash on hand. Upon closing, Toshiba Corporation retained a 5% ownership interest in TCC.

The excess purchase price over the estimated fair value of the net assets acquired was recognized as goodwill and totaled $876 million, which is not deductible for tax purposes. Accounts receivable and current liabilities were stated at their historical carrying value, which approximates fair value given the short-term nature of these assets and liabilities. The estimate of fair value for inventory and fixed assets was based on an assessment of the acquired assets' condition as well as an evaluation of the current market value of such assets. The sale agreement included several customary provisions to settle working capital and other transaction-related items as of the date of sale. During 2022, the parties finalized these amounts in accordance with the terms of the sale agreement and the Company paid an additional $41 million to Toshiba Corporation in 2023. In addition, the parties finalized amounts related to pension funding levels during 2023 which resulted in the Company receiving $12 million from Toshiba Corporation.
The Company previously accounted for its minority ownership in TCC under the equity method of accounting. In connection with the transaction, the carrying value of the Company's previously held TCC equity investments were recognized at fair value at the date of acquisition using an income approach methodology. As a result, the Company recognized a $697 million non-cash gain within Other income (expense), net on the accompanying Consolidated Statement of Operations. In addition, the assets, liabilities and results of operations of TCC are consolidated in the accompanying Consolidated Financial Statements as of the date of acquisition and reported primarily within the Company's Climate Solutions Asia Pacific, Middle East & Africa segment. The Company incurred $29 million of acquisition-related costs during 2022 which are included within Selling, general and administrative on the accompanying Consolidated Statement of Operations. The Company has not included pro forma financial information required under ASC 805 as the pro forma impact was not deemed significant.